Filed Pursuant to Rule 497(e)

1933 Act File No. 333-288898
1940 Act File No. 811-24107

FOUNDER FUNDS TRUST

Founders 100 ETF
Ticker Symbol: FFF
Cboe BZX Exchange, Inc.

Supplement dated October 5, 2026 to the Prospectus and Statement of Additional Information dated April 17, 2026, as supplemented

Effective October 5, 2026, the Founders 100 ETF (the “Fund”) currently intends to distribute dividends from net investment income, if any, on a monthly basis. Distributions of net realized capital gains, if any, will continue to be made at least annually.

The disclosures concerning the frequency of distributions in the Prospectus under “Dividends, Distributions, and Taxes” and in the Statement of Additional Information under “Dividends and Distributions” are supplemented accordingly.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.